                                                  Commission File No.___________


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]   Preliminary Information Statement
[ ]   Confidential for Use of the Commission Only (as permitted by
        Rule 14c-5(d)(2))
[ ]   Definitive Information Statement


                           FLUID MEDIA NETWORKS, INC.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date filed:

                                                                PRELIMINARY COPY

                           FLUID MEDIA NETWORKS, INC.
                               5813-A Uplander Way
                              Culver City, CA 90230

     NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

To the Stockholders of Fluid Media Networks, Inc.:

      We are writing to advise you that the board of directors (the "Board") of Fluid Media Networks, Inc. (the "Company") and stockholders holding 5,317,592 shares of 9,886,942 shares of common stock representing approximately fifty four percent (54%) of the shares of common stock outstanding and beneficially owned, have approved and authorized the issuance and sale of shares of its common stock through an initial public offering of its securities in Canada, which securities are anticipated to trade on the Toronto Stock Exchange.

      In connection with the proposed offering of its common stock on the Toronto Stock Exchange, the Board and the stockholders have also approved the corporate reorganization of the Company whereby:

      (i) The Company would form a wholly owned subsidiary under the laws of the State of Delaware (the "US Subsidiary") and transfer all the current business operations of the Company to the US Subsidiary in exchange for all of the capital stock of the US Subsidiary; and

      (ii) The place of incorporation of the Company would be changed from Delaware to Nevada as part of an overall plan to ultimately change the place of incorporation of the Company to Canada.

After the consummation of the proposed actions, the Company, as the parent of the US Subsidiary, will become a company organized under the laws of Nevada for a short interim period until the Company completes its change of domicile to Canada, and all business operations formerly conducted by the Company will at that time be conducted by the US Subsidiary.

      The change in corporate domicile from Delaware to Nevada will be accomplished through a short form parent-subsidiary merger of the Company into a newly formed, wholly owned Nevada corporation pursuant to Section 253 of the Delaware General Corporation Law, with the subsidiary surviving the merger transaction. The Certificate of Incorporation and the Bylaws of the Company will be adopted by the surviving entity.

      PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS.

      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

      No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

      The transfer of the business operations of the Company will be effective upon the effective date of the contribution agreement and or assignment and assumption agreements to be entered into between the Company and the US Subsidiary.

      The change in domicile of the Company from the State of Delaware to Nevada will not be effective until Articles of Merger are filed with the Nevada Secretary of State and a Certificate of Merger is filed with the Delaware Secretary of State. We intend to enter into and file the applicable documents approximately 20 calendar days after this Information Statement is first mailed to our stockholders.

      This Information Statement is being mailed to you on or about April __, 2007.


      April __, 2007                              Very truly yours,

                                                  /s/ JUSTIN BECKETT

                                                  Justin Beckett, PRESIDENT

                           FLUID MEDIA NETWORKS, INC.
                               5813-A UPLANDER WAY
                              CULVER CITY, CA 90230

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                   OF THE SECURITIES EXCHANGE ACT OF 1934 AND
                            REGULATION 14C THEREUNDER

      We are furnishing this Information Statement to the stockholders of Fluid Media Networks, Inc. (the "Company") to provide a description of actions taken by written consent of the holders of a majority of the shares of the Company's common stock outstanding and beneficially owned that were entitled to vote on such action. This Information Statement also constitutes notice of action taken without a meeting as required by Section 228(d) of the Delaware General Corporation Law (he "DGCL"). The actions to be taken pursuant to the written consent shall be made effective 20 days after the mailing of this Information Statement.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

      This Information Statement is being mailed on or about April 17, 2007 to stockholders of record on April 12, 2007. The Information Statement is being delivered only to inform you of the corporate action described herein before it takes effect, in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

      We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS'
         MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

      On April 12, 2007, the record date for determining the identity of stockholders who are entitled to receive this Information Statement, the Company's authorized capitalization consisted of 100,000,000 shares of common stock, $.0001 par value, of which approximately 4,354,838 were issued and outstanding, 10,000,000 shares of preferred stock, $.0001 par value, 1,800,000 of which have been designated as Series A Preferred Stock, 1,800,000 of which were issued and outstanding, 1,500,000 of which have been designated as Series B Preferred Stock, 1,044,124 of which were issued and outstanding, and 1,300,000 of which have been designated as Series C Preferred Stock, 1,084,980 of which were issued and outstanding. Holders of common stock of he Company have no preemptive rights to acquire or subscribe to any of the additional shares of common stock. Each share of common stock entitles its holder to one vote on each matter submitted to the stockholders. Each share of Series A Preferred Stock and Series B Preferred Stock entitles its holder to one vote and each share of Series C Preferred Stock entitles its holder to 1.1 votes (due to a 1.1 to 1 beneficial conversion ratio) on any matter submitted to the stockholders for vote. The total amount of common stock outstanding or beneficially owned for the purposes of determining voting shares was 9,886,942.

          NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN
       CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU
           FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

      Our board of directors (the "Board"), by unanimous written consent, and stockholders holding 5,317,592 shares of 9,886,942 common stock representing approximately fifty four percent (54%) of the shares of common stock outstanding and beneficially owned, have approved and authorized the issuance and sale of shares of its common stock through an initial public offering of its securities in Canada, which securities are anticipated to trade on the Toronto Stock Exchange. In connection with the proposed offering of its common stock on the Toronto Stock Exchange, the Board and the stockholders have also approved the corporate reorganization of the Company whereby:

      (i) The Company would form a wholly owned subsidiary under the laws of the State of Delaware (the "US Subsidiary") and transfer all the current business operations of the Company to the US Subsidiary in exchange for all of the capital stock of the US Subsidiary; and

      (ii) The place of incorporation of the Company would be changed from Delaware to Nevada as part of an overall plan to ultimately change the place of incorporation of the Company to Canada.

After the consummation of the proposed actions, the Company, as the parent of the US Subsidiary, will become a company organized under the laws of Nevada for a short interim period until the Company completes its change of domicile to Canada, and all business operations formerly conducted by the Company will at that time be conducted by the US Subsidiary.

      Stockholders holding a majority of the voting securities have not consented to or considered any other corporate action.

      Because stockholders holding at least a majority of the voting rights of our outstanding voting securities at the record date have voted in favor of the foregoing proposals, and have sufficient voting power to approve such proposals through their ownership of common stock, no other stockholder consents will be solicited in connection with the transactions described in this Information Statement. Pursuant to Rule 14c-2 under the Exchange Act, the proposals will not become effective until a date at least 20 calendar days after the date on which this Definitive Information Statement is first mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on May 17, 2007.


            [THE REMAINDER OF THE PAGE IS INTENTIONALLY LEFT BLANK.]

                         CAUTIONARY STATEMENT REGARDING
                           FORWARD LOOKING INFORMATION

      This Information Statement and other reports that we file with the SEC contain certain forward-looking statements relating to, among other things, the closing of the merger transaction or future events. Forward-looking statements give our current expectations and forecasts of future events. All statements other than statements of current or historical fact contained in this Information Statement, including statements regarding our future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. The words "anticipate," "believe," "continue," "estimate," "expect," "intend," "may," "plan," and similar expressions, as they relate to our business, or us are intended to identify forward-looking statements. These statements are based on our current plans, and our actual future activities and results of operations may be materially different from those set forth in the forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. Any or all of the forward-looking statements in this annual report may turn out to be inaccurate. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. The forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and assumptions. We undertake no obligation to publicly revise these forward-looking statements to reflect events occurring after the date hereof. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in this Information Statement.

      For a detailed discussion of these and other risk factors, please refer to our filings with the SEC on Forms 10-KSB, 10-QSB and 8-K. You can obtain copies of these reports and other filings for free at the SEC's Web site at WWW.SEC.GOV or from commercial document retrieval services.

                   SUMMARY OF THE TERMS OF THE REORGANIZATION

      On April 12, 2007, our Board unanimously approved, and stockholders holding majority of the shares of common stock outstanding and beneficially owned, the issuance and sale of shares of the Company's common stock through an initial public offering of its securities in Canada, which securities are anticipated to trade on the Toronto Stock Exchange. In connection with the proposed offering of its common stock on the Toronto Stock Exchange, the Board and the stockholders have also approved the corporate reorganization of the Company whereby:

      (i) The Company would form a wholly owned subsidiary under the laws of the State of Delaware (the "US Subsidiary") and transfer all the current business operations of the Company to the US Subsidiary in exchange for all of the capital stock of the US Subsidiary; and

      (ii) The place of incorporation of the Company would be changed from Delaware to Nevada as part of an overall plan to ultimately change the place of incorporation of the Company to Canada.

After the consummation of the proposed actions, the Company, as the parent of the US Subsidiary, will become a company organized under the laws of Nevada for a short interim period until the Company completes its change of domicile to Canada, and all business operations formerly conducted by the Company will at that time be conducted by the US Subsidiary.

      The transfer of the business operations, including all assets and liabilities, of the Company to the US Subsidiary will be accomplished through one or more contribution and or assignment and assumption agreements between the US Subsidiary and the Company. The Company and the US Subsidiary will cooperate in obtaining the required third party approvals, if any, for the transfer and or assignment and assumption of such assets and liabilities.

      The change in corporate domicile from Delaware to Nevada will be accomplished through a short form parent-subsidiary merger of the Company into a newly formed, wholly owned Nevada corporation pursuant to Section 253 of the Delaware General Corporation Law, with the subsidiary surviving the merger transaction. The Certificate of Incorporation and the Bylaws of the Company will be adopted by the surviving Nevada entity.

      The proposed reorganization is more fully described in the section entitled "Description of the Reorganization."

             INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL
                     SHAREHOLDERS, DIRECTORS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 17, 2007 with respect to
(i) each director of the Company; (ii) each executive officer; (iii) all executive officers and directors of the Company as a group; and (iv) each party known by us to be the beneficial owner of more than 5% of our common stock. Unless otherwise indicated, the mailing address for each party listed below is c/o Fluid Media Networks, Inc. at the address listed above. This table is based upon information supplied by current and former officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on approximately _______ shares of our common stock outstanding or beneficially owned by way of ownership of other outstanding securities of the company that are currently convertible or exercisable into common stock on April 17, 2007, adjusted as required by rules promulgated by the Securities and Exchange Commission.

      The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Under that rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares that the individual has the right to acquire within 60 days through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes or table, each person or entity has sole voting and investment power, or shares such powers with his or her spouse, with respect to the shares shown as beneficially owned.

                         COMMON STOCK                 SERIES A PREFERRED        SERIES B PREFERRED       SERIES C PREFERRED
                                                             STOCK                    STOCK                    STOCK
-------------------------------------------------------------------------------------------------------------------------------

                 AMOUNT AND                         AMOUNT AND   PERCENT OF   AMOUNT AND   PERCENT    AMOUNT AND   PERCENT OF
BENEFICIAL        NATURE OF                         NATURE OF       CLASS      NATURE OF   OF CLASS   NATURE OF      CLASS
OWNER            BENEFICIAL                         BENEFICIAL                BENEFICIAL              BENEFICIAL
                 OWNERSHIP**   PERCENT OF CLASS**   OWNERSHIP                 OWNERSHIP               OWNERSHIP
-------------------------------------------------------------------------------------------------------------------------------

Justin F.
Beckett
CEO, Pres.,
and Chairman    3,242,649 (1)      52.52 %

Robert Buch
Chief
Operating        531,056 (2)        8.87 %
Officer

                         COMMON STOCK                 SERIES A PREFERRED        SERIES B PREFERRED       SERIES C PREFERRED
                                                             STOCK                    STOCK                    STOCK
-------------------------------------------------------------------------------------------------------------------------------

                 AMOUNT AND                         AMOUNT AND   PERCENT OF   AMOUNT AND   PERCENT    AMOUNT AND   PERCENT OF
BENEFICIAL        NATURE OF                         NATURE OF       CLASS      NATURE OF   OF CLASS   NATURE OF      CLASS
OWNER            BENEFICIAL                         BENEFICIAL                BENEFICIAL              BENEFICIAL
                 OWNERSHIP**   PERCENT OF CLASS**   OWNERSHIP                 OWNERSHIP               OWNERSHIP
-------------------------------------------------------------------------------------------------------------------------------

David J.
Williams
Chief            33,332 (3)           *
Financial
Officer

James Williams
Chief
Technology
Officer          238,001 (4)        3.84 %

Michael D.
Raeford, Jr.
Chief Metrics
Officer          342,175 (5)        5.57 %

Hank T. Torbert  143,026 (6)        2.36 %
Director

Pinetree
Capital, Ltd.
30E Lower
Halcyon Heights
Lascelles, St.
James
Barbados         821,357 (7)       12.29 %
BBS10WI

AGF Funds, Inc.
Toronto
Dominion Bank
Tower
66 Wellington    900,000 (8)       13.92 %
Street West,
31st Floor
Toronto, ON
M5K 1E9

PFH
Investments
Limited
2 Sheppard
Avenue East,
Suite 700
Toronto,         679,167 (9)       10.22 %
Ontario M2N 5Y7

                         COMMON STOCK                 SERIES A PREFERRED        SERIES B PREFERRED       SERIES C PREFERRED
                                                             STOCK                    STOCK                    STOCK
-------------------------------------------------------------------------------------------------------------------------------

                 AMOUNT AND                         AMOUNT AND   PERCENT OF   AMOUNT AND   PERCENT    AMOUNT AND   PERCENT OF
BENEFICIAL        NATURE OF                         NATURE OF       CLASS      NATURE OF   OF CLASS   NATURE OF      CLASS
OWNER            BENEFICIAL                         BENEFICIAL                BENEFICIAL              BENEFICIAL
                 OWNERSHIP**   PERCENT OF CLASS**   OWNERSHIP                 OWNERSHIP               OWNERSHIP
-------------------------------------------------------------------------------------------------------------------------------

Brad Greenspan
264 South La
Cienega Blvd.,
Suite 1218      459,667 (10)        7.35 %
Beverly Hills,
CA 90211

Andre Brosseau
9 Bermuda
Avenue
Toronto,
Ontario M8Y 2P6    350,000          5.87 %


All Officers
and Directors
as a Group (6  4,530,239 (11)       66.71%
people)

*     Represents less than 1%.
** Based on 5,964,818 shares of issued and outstanding Common Stock, par value $0.0001 per share, ______ shares of issued and outstanding Series A Preferred Stock, ____ shares of issued and outstanding Series B Preferred Stock and ____ shares of issued and outstanding Series C Preferred Stock of Fluid Media Networks, Inc. as of April 17, 2007. Pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, any securities not outstanding which are subject to warrants, rights or conversion privileges exercisable within 60 days are deemed to be outstanding for purposes of computing the percentage of outstanding securities of the class owned by such person but are not deemed to be outstanding for the purposes of computing the percentage of any other person. Excludes an indeterminable amount of shares of Common Stock issuable upon the conversion of the Debentures issued on January 31, 2007.

      (1) Includes (i) 2,532,869 shares of Common Stock held by VIZX Corporation of which Mr. Beckett has voting and dispositive control,
            (ii) 500,000 shares of Common Stock held by Dorika Mamboleo, Mr. Beckett's wife, (iii) 100,000 shares of Common Stock issuable upon conversion of 100,000 shares of Series A Preferred Stock held by VIZX Corporation, (iv) 57,143 shares of Common Stock issuable upon conversion of 57,143 shares of Series B Preferred Stock held by VIZX Corporation (v) 50,000 shares of Common Stock issuable upon conversion of 50,000 shares of Series C Preferred Stock held by Mr. Beckett and (vi) 2,637 shares of Common Stock issuable upon the exercise of options issued to Mr. Beckett on February 6, 2007 at a price of $0.30 per share. Excludes 39,533 shares of Common Stock issuable upon the exercise of stock options at a price of $0.30 per share. Unexercised options expire after ten years.
      (2) Includes 25,000 shares of Common Stock issuable upon the conversion of 25,000 shares of Series A Preferred Stock held by Starscraper Ventures, LLC, a limited liability company of which Mr. Buch has voting and dispositive control.

      (3) Includes 33,332 shares of Common Stock issuable upon the exercise of options granted on February 6, 2007 at a price of $0.30 per share. Excludes 91,668 shares of Common Stock issuable pursuant to options granted February 6, 2007, to purchase Common Stock at an exercise price of $0.30 per share, which options vest in equal monthly increments over a four year period. Unexercised options expire after ten years.
      (4) Includes (i) 202,001 shares of Common Stock issuable upon the exercise of vested options at a price of $0.26 per share and (ii) 36,000 shares of Common Stock issuable upon the exercise of vested options at a price of $0.30 per share. Excludes 60,000 shares of Common Stock issuable upon the exercise of options at a price of $0.30 per share, which options vest at a rate of 4,000 per month until June 2008. Unexercised options expire after ten years.
      (5)   Includes (i) 141,266 shares of Common Stock, (i) 169,668 shares of
            Common Stock issuable upon the exercise of options granted on
            January 1, 2006 at an exercise price of $0.26 per share; (iii) 30,000 shares of Common Stock issuable upon the exercise of options granted on July 1, 2006 at an exercise price of $0.30 per share exercisable within 60 days from the date hereof; and (iv) 1,241 shares of Common Stock issuable upon the exercise of options granted on February 6, 2007 at an exercise price of $0.30 per share. Excludes (i) 42,000 shares of Common Stock issuable upon the exercise of options granted on July 1, 2006, at an exercise price of $0.30 per share and (ii) 18,479 shares of Common Stock issuable upon the exercise of options granted on February 6, 2007, at an exercise price of $0.30 per share. Options that were granted on July 1, 2006 vest in equal monthly installments (3,000 shares) month until June 2008. Options that were granted on February 6, 2007 vest in equal monthly installments (417 shares) over a four year period. Unexercised options expire after ten years.
      (6) Includes (i) 30,000 shares of Common Stock issuable upon the exercise of options granted on July 28, 2006 at a price of $2.00 per share; (ii) 50,000 shares of Common Stock issuable upon the exercise of options granted February 1, 2007 at a price of $2.00 per share; and (iii) 2,900 shares of Common Stock issuable upon conversion of 2,900 shares of Series B Preferred Stock. Unexercised options expire after ten years.
      (7) Includes (i) 300,000 shares of Common Stock issuable upon conversion of 300,000 shares of Series A Preferred Stock, (ii) 267,357 shares of Common Stock issuable upon conversion of 267,357 shares of Series B Preferred Stock and (iii) 150,000 shares of Common Stock issuable upon conversion of 150,000 shares of Series C Preferred Stock.
      (8) Includes (i) 386,300 shares of Common Stock held by Mac & Co., (ii) 400,000 shares of Common Stock held by Jayvee, (iii) 22,400 shares of Common Stock held by GWL Growth Equity, and (iv) 91,300 shares of Common Stock held by London Life Growth Equity, all of which are affiliates of AGF Funds, Inc. Excludes an indeterminable amount of Common Stock issuable upon the conversion of an aggregate amount of 270,000 Debentures. See "Item 3.02. Unregistered Sales of Equity Securities; The Debenture Offering."
      (9) Includes (i) 500,000 shares of Common Stock issuable upon the conversion of a debenture in the principal amount of $1,000,000, at a conversion price of $2.00 per share, (ii) 166,667 shares of Common Stock issuable upon the exercise of certain warrants at a per share price of $2.00 and (iii) 12,500 shares of Common Stock issuable upon conversion of 12,500 shares of Series C Preferred Stock.
      (10) Includes (i) 100,000 shares of Common Stock issuable upon the conversion of 100,000 shares of Series A Preferred Stock, (ii) 143,000 shares of Common Stock issuable upon conversion of 143,000 shares of Series B Preferred Stock and (iii) 50,000 shares of Common Stock issuable upon conversion of certain warrants issued on November 21, 2006 at an exercise price of $1.50 per share.
      (11) Includes the shares of Common Stock listed in above footnotes (1) through (6).

                                CHANGE IN CONTROL

      On February 14, 2007, our predecessor in interest, Fluid Audio Network, Inc. ("Fluid Audio"), entered into a Subscription Agreement (the "Subscription Agreement") and a Plan and Agreement of Merger with Freedom 20 (the "Merger Agreement").

      On February 14, 2007, Freedom 20 entered into a Redemption Agreement ("Redemption Agreement") with its sole shareholder, Getting You There, LLC, pursuant to which the Freedom 20 redeemed all of the issued and outstanding shares, an aggregate of 100,000 shares, of Freedom 20's Common Stock, par value $0.0001 per share (the "Freedom 20 Common Stock"), in consideration of an aggregate payment consisting of $1.00 and 82,500 shares of the Company's Common Stock, $0.0001 per share (the "Fluid Media Common Stock").

      Concurrently with the execution and pursuant to the term of the Merger Agreement, Fluid Audio purchased 1 share of Freedom 20 Common Stock for an aggregate purchase price of $1.00 and Freedom 20 became a wholly-owned subsidiary of Fluid Audio (the "Sale"). Following the sale and pursuant to the terms of the Merger Agreement, Freedom 20 effected a short-form parent-subsidiary merger of Fluid Audio with and into Freedom 20, pursuant to which the separate existence of Fluid Audio was terminated (the "Merger"), and Freedom 20, as the surviving entity, changed its name to "Fluid Media Networks, Inc."

THE MERGER

      On February 14, 2007, Freedom 20 entered into the Merger Agreement with Fluid Audio. Concurrently with the execution of the Merger Agreement, Fluid Audio purchased one share of Freedom 20 Common Stock for an aggregate purchase price of $1.00 and Freedom 20 became a wholly-owned subsidiary of Fluid Audio. Following the Sale, Freedom 20 effected a short-form parent-subsidiary merger pursuant to the Merger Agreement of Fluid with and into Freedom 20, pursuant to which the separate existence of Fluid Audio terminated, and Freedom 20 changed its name to "Fluid Media Networks, Inc."

      Pursuant to the Merger Agreement, at closing, stockholders of Fluid Audio received one share of Fluid Media Common Stock for each issued and outstanding share of Fluid Audio Common Stock. As a result, at closing, Fluid Media issued 5,964,818 shares of Fluid Media Common Stock, representing 100% of Fluid Media's issued and outstanding Common Stock immediately following the Merger, 1,800,000 shares of Series A Preferred Stock, 1,044,124 shares of Series B Preferred Stock and 1,078,000 shares of Series C Preferred Stock, representing 100% of Fluid Media's issued and outstanding Series A, B and C Preferred Stock immediately following the Merger.

      The issuance of shares of Fluid Media Common Stock to holders of Fluid Audio's capital stock in connection with the Merger was not registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Regulation D promulgated under that section, which exempts transactions by an issuer not involving any public offering. These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act or state law.

      CHANGES RESULTING FROM THE MERGER. From the consummation of the Merger, we have been conducting Fluid Audio's business as our sole line of business. We relocated our executive offices to 5813-A Uplander Way, Culver City, California 90230, and our telephone number is (310) 665-9878.

      CHANGES TO THE BOARD OF DIRECTORS. Immediately following the execution of the Subscription Agreement and pursuant to the terms of the Merger Agreement, Virginia K. Sourlis, Freedom 20's sole director and its President and Secretary, resigned and appointed Justin F. Beckett and Hank Torbert as directors of Freedom 20, effective at the effective time of the Sale.

      All directors hold office for one-year terms until the election and qualification of their respective successors. Officers are elected by the board of directors and serve at the discretion of the board.

      ACCOUNTING TREATMENT; CHANGE OF CONTROL. The Merger was accounted for as a "reverse merger," since the stockholders of Fluid Audio immediately prior to the Merger will own all of the outstanding shares of Fluid Media Common Stock immediately following the Merger. Fluid Audio is deemed to be the acquiror in the reverse merger.

                        DESCRIPTION OF THE REORGANIZATION

                  BACKGROUND AND REASON FOR THE REORGANIZATION

      We believe that the transfer of the business operations of the Company to a United States subsidiary and the change in domicile of the Company from Delaware to Nevada as part of an overall plan to ultimately change our place of incorporation to Canada will allow us to take advantage of significant business and financial advantages that are not otherwise currently available to us. Specifically, we believe that the foregoing actions will:

      (i) Enable us to obtain favorable pricing in connection with our proposed initial public offering in Canada;
      (ii) Further expand our investor base as our shares may become more attractive to non-United States investors; and
      (iii) Increase our ability to obtain funding to pursue our business plan.

      THE TRANSFER OF BUSINESS OPERATIONS

      We intend to transfer and assign all of the current business operations of the Company, including all assets and liabilities thereof, to a wholly owned subsidiary formed in the State of Delaware, or such other state as the Board may determine in its sole discretion. We anticipate that such transfer and assignment will be accomplished through one or more contribution and or assignment and assumption agreements between the US Subsidiary and the Company, whereby the Company will contribute all of its assets to the US Subsidiary in exchange for one hundred percent (100%) of the capital stock of the US Subsidiary. The parties intend to cooperate to obtain the required third party approvals for such transfer and assignment, if any.

      THE MERGER TO EFFECTUATE THE CHANGE IN DOMICILE

      The change in corporate domicile from Delaware to Nevada will be accomplished through a short form parent-subsidiary merger of the Company into a newly formed, wholly owned Nevada corporation pursuant to Section 253 of the Delaware General Corporation Law, with the subsidiary surviving the merger transaction. The Certificate of Incorporation and the Bylaws of the Company will be adopted by the surviving entity.

      At the effective time of the merger, the shares of common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock of the Company outstanding immediately prior to the effective date of the merger will by virtue of the merger, and without any action on the part of the holders thereof, be converted into the right to receive shares of common stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock of the surviving entity at a ratio of 1-to-1, which securities will possess rights, preferences and privileges identical to those possessed by the securities for which they were exchanged.

      At the effective time of the merger, all outstanding warrants, options and rights to purchase securities of the Company will be deemed to be a warrant, option or right to acquire the same number of securities as the holder of such warrants, options or rights would have been entitled to receive pursuant to the merger had such holder exercised or converted such warrants, options or rights in full immediately prior to the effective time of the merger, at a price per share equal to the exercise price for the securities otherwise purchasable or exercisable pursuant to such warrant, option or right.

      CLOSING

      The purchase and sale (the "Closing") provided for in the merger agreement will take place at the offices of the Company's counsel at 555 West 5th Street, 46th Floor, Los Angeles California 90013 on the date of the filing of the Articles of Merger with the Nevada Secretary of State and the Certificate of Merger with the Delaware Secretary of State or at such other time and place as the parties may agree. The transfer of the business operations of the Company will be effective upon the effective date of the contribution agreement and or assignment and assumption agreements to be entered into between the Company and the US Subsidiary.

      We intend to enter into and file the foregoing documents approximately 20 calendar days after this Information Statement is first mailed to our stockholders.

                                REQUIRED ACTIONS

      GENERAL

      In connection with its approval of the initial public offering of common shares in Canada, our Board authorized the transfer of all of the business operations of the Company to the US Subsidiary and the change in domicile of the Company from the State of Delaware to the State of Nevada as part of an overall plan to change the domicile of the Company to Canada at a telephonic meeting on April 12, 2007.

      On April 13, 2007, the holders of 5,317,592 shares of 9,886,942 shares of common stock representing approximately fifty four percent (54%) shares of the total number of shares of common stock outstanding and beneficially owned by way of issued Series A, B and C preferred shares, approved the transfer of all of the current business operations of the Company to the US Subsidiary and the change in the domicile of the Company from the State of Delaware to the State of Nevada as part of an overall plan to ultimately change the domicile of the Company to Canada. As the transactions have been approved by holders of a majority of the shares of our common stock, no proxies are being solicited with this Information Statement.

      You are being provided with this Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and Regulation 14C and
Schedule 14C thereunder. The redomicile of the Company from the State of Delaware to the State of Nevada and the transfer of all of the assets of the Company to the US Subsidiary will not become effective until at least 20 days after the filing of this Information Statement. This Information Statement is being mailed to the stockholders on or about ______, 2007.

      VOTE REQUIRED

      The transfer of all of the current business operations of the Company to the US Subsidiary and the change in the domicile of the Company from the State of Delaware to the State of Nevada as part of an overall plan to ultimately change the domicile of the Company to Canada requires the approval by holders of at least a majority of the outstanding shares of the Company's common stock who are present, or represented, and entitled to vote thereon, at a special or annual meeting of stockholders. Section 228(a) of the DGCL provides that the written consent of stockholders holding at least a majority of the voting power may be substituted for such a special or annual meeting.

      Our board of directors fixed the close of business on April 12, 2007, as the record date for determining the stockholders entitled to notice of the above noted actions.

      COSTS OF DISTRIBUTING THIS INFORMATION STATEMENT

      We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. In addition, we will only deliver one Information Statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

      Stockholders may also address future requests regarding delivery of Information Statements and/or annual reports by contacting us at the address noted above.

      INTEREST IN THE COMPANY'S DIRECTORS AND MANAGEMENT IN THE REORGANIZATION

      None of our officers or directors has a personal ownership in the US Subsidiary, the transfer of the business operations of the Company to the US Subsidiary or the change in domicile of the Company from Delaware to Nevada.

      REGULATORY MATTERS

      No United States federal or state regulatory requirements must be complied with or approvals obtained as a condition of the proposed actions other than the federal securities laws.

      FEDERAL INCOME TAX CONSEQUENCES OF THE CORPORATE REORGANIZATION

      The Company believes that the contribution of all of the assets of the Company to the US Subsidiary in exchange for all of the capital stock of the US Subsidiary will qualify for tax free treatment. In addition, the Company believes that the Company will not recognize any taxable gain or loss as a result of its redomicile from Delaware to Nevada pursuant to the merger of the Company with and into the newly-formed Nevada subsidiary. Finally, the Company believes that, to the extent the existing shareholders receive only stock in the Nevada corporation in the merger, such shareholders should not recognize any taxable gain or loss (provided, however, that the shareholders are advised to obtain their own tax advice, and the foregoing does not constitute tax counsel to, the existing shareholders).

      EFFECTIVE DATE

      The redomicile of the Company will be effective upon the filing of the Articles of Merger with the State of Nevada and the Certificate of Merger with the State of Delaware.

      The transfer of the business operations of the Company will be effective on the effective date of the contribution and or assignment and assumption agreements between the parties.

      RIGHTS OF DISSENTING SHAREHOLDERS

      Stockholders of the Company are not entitled to dissenters' rights in the contemplated short form merger between the Company and its newly formed, wholly owned subsidiary to be effectuated in connection with the redomicile of the Company into the State of Nevada.

      ADDITIONAL INFORMATION

      The Company has received no indication from any of its directors or non-employee directors of any intent to oppose any action to be taken by the Company. There have been no proposals for action submitted to the Company by any stockholders other than the proposal, which is the subject of this Information Statement.


YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. THE DATE OF THIS INFORMATION STATEMENT IS _____ __, 2007. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION DIFFERENT FROM THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY LATER DATE THAN THE DATE OF THE INFORMATION STATEMENT, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.


By Order of the Board of Directors,

/s/ Justin Beckett

Justin Beckett, Chief Executive Officer
April __, 2007